UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2011

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road
P.O. Box 69
Circle Pines, Minnesota	55014
(Address of Principal Executive Offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On January 20, 2011, upon recommendation of the Board of Directors, the stockholders of Northern Technologies International Corporation (“NTIC”) approved the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (which is referred to herein as the “Amended and Restated 2007 Plan”).

The material terms and conditions of the Amended and Restated 2007 Plan are summarized below.  This summary is qualified in its entirety by reference to the full text of the Amended and Restated 2007 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

As used in this report, references to “we,” “our,” “us,” “our company” and similar terms, unless the context otherwise requires, refer to Northern Technologies International Corporation

Summary of the Amended and Restated 2007 Plan

Purpose.  The purpose of the Amended and Restated 2007 Plan is to advance the interests of our company and stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation in our company, and to reward those individuals who contribute to the achievement of our economic objectives.

Eligibility.  All employees (including officers and directors who are also employees), non-employee directors, consultants, advisors and independent contractors of Northern Technologies International Corporation or any subsidiary (as defined in the Amended and Restated 2007 Plan) will be eligible to receive incentive awards under the Amended and Restated 2007 Plan; provided, however, that only employees are eligible to receive incentive stock options and provided, further, that no person who is engaged to provide consulting or advisory services (other than as an employee or a director) in connection with the offer and sale of our securities in a capital raising transaction or directly or indirectly to promote or maintain a market for our securities is eligible to receive incentive awards.

Shares Available for Issuance.  The maximum number of shares of our common stock available for issuance under the Amended and Restated 2007 Plan is 800,000 plus the number of shares subject to awards outstanding under our prior Northern Technologies International Corporation 2000 Stock Incentive Plan as of January 20, 2011 but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares.  The number of shares available for issuance under the Amended and Restated 2007 Plan is subject to increase to the extent that we issue shares or incentive awards under the Amended and Restated 2007 Plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction.  However, any available shares in an assumed plan may only be utilized to the extent permitted under the Listing Rules of the NASDAQ Stock Market.

Shares of our common stock that are issued under the Amended and Restated 2007 Plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available.  All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the plan.  However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, and shares withheld by us to satisfy any tax withholding obligations will not again become available for issuance under the plan.  Any shares of our common stock that we repurchase on the open market using the proceeds from the exercise of an award under the Amended and Restated 2007 Plan will not increase the number of shares available for future grants of awards under the Amended and Restated 2007 Plan.

Grant Limits. Under the terms of the Amended and Restated 2007 Plan:

•                  no participant may be granted options or stock appreciation rights relating to more than 200,000 shares of our common stock in the aggregate during any calendar year;

•                  no participant may be granted restricted stock awards, stock unit awards, performance awards or stock bonuses relating to more than 200,000 shares of our common stock in the aggregate during any calendar year; and

•                  no more than 800,000 shares of our common stock may be issued pursuant to the exercise of incentive options; and

•                  no more than 600,000 shares of our common stock may be issued or issuable in connection with restricted stock grants, stock unit awards, performance awards and stock bonuses;

provided, however, that the individual award limits set forth above will be 250,000 shares and 250,000 shares, respectively, as to a participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by us or who receives a promotion that results in an increase in responsibilities or duties.  All of the share limitations in the Amended and Restated 2007 Plan may be adjusted to reflect changes in our corporate structure or shares, as described below.  In addition, the limits on individual equity awards and on the number of shares that may be issued as incentive options or other incentive awards will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any merger or acquisition.

Adjustments.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares, we must adjust:

•                  the number and kind of securities available for issuance under the Amended and Restated 2007 Plan; and

•                  in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration.  The Amended and Restated 2007 Plan will be administered by our Board of Directors or by a committee of the Board. Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, who are “independent” as required by the listing standards of the NASDAQ Stock Exchange and who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.  We expect both the Board of Directors and the Compensation Committee of the Board of Directors to administer the Amended and Restated 2007 Plan. The Board of Directors or the committee administering the Amended and Restated 2007 Plan is referred to as the “committee.”  The committee may delegate its duties, power and authority under the Amended and Restated 2007 Plan to any of our officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Securities Exchange Act of 1934.

The committee has the authority to determine all provisions of incentive awards consistent with terms of the Amended and Restated 2007 Plan, including, the eligible recipients who will be granted one or more incentive awards under the Amended and Restated 2007 Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject.  The committee has the authority to pay the economic value of any incentive award in the form of cash, our common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the Amended and Restated 2007 Plan and any adversely affected participant has consented to the amendment or modification.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in our annual report to stockholders for the applicable year; or any other similar change, in each case with respect to our company or any other entity whose performance is relevant to the grant or vesting of an incentive award, the committee (or, if our company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding incentive award that is based in whole or in part on the financial performance of our company (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of our company or such other entity will be substantially the same (in the sole discretion of the committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Amended and Restated 2007 Plan as then in effect.

The committee may, in its sole discretion, amend the terms of the Amended and Restated 2007 Plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or subsidiary’s interests, or to meet objectives of the Amended and Restated 2007 Plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

•                  to reserve shares or grant incentive awards in excess of the limitations provided in the Amended and Restated 2007 Plan;

•                  to effect any re-pricing of options, as discussed below;

•                  to grant options or stock appreciation rights having an exercise price less than 100% of the “fair market value” (as defined below) of one share of our common stock on the date of grant; or

•                  for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the NASDAQ Stock Market or other applicable market or exchange.

Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

•                  amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

•                  canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price, or other incentive awards; or

•                  repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the Amended and Restated 2007 Plan.

For purposes of the Amended and Restated 2007 Plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of the our common stock is less than the exercise price.

Options.  The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% of the fair market value of one share of our common stock on the date of grant of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of NTIC or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. At any time while the our common stock is listed on the NASDAQ Stock Market, “fair market value” under the Amended and Restated 2007 Plan means the mean between the reported high and low sale price of a share at the end of the regular trading session as reported by the NASDAQ Global Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade).

The total purchase price of the shares to be purchased upon exercise of an option will be paid entirely in cash; provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), by tender or attestation as to ownership of shares of our common stock that are acceptable to the committee, by a “net exercise” of the option (as further described below) or by a combination of such methods.  In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised.  Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of our company or any parent or subsidiary).

Options may, but need not, include a provision whereby the participant may elect at any time before the participant’s employment or service terminates to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option.  Any unvested shares so purchased will be subject to a repurchase option in favor of us and to any other restriction the committee determines to be appropriate.

Stock Appreciation Rights.  A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares.  Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee.  The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below).  However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction.

A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of our common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option.  Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

Restricted Stock Awards.  A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and the possibility of forfeiture.  The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy specified objectives.  To enforce the restrictions, the committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.

Unless the committee determines otherwise, any dividends (including any regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.  Additionally, unless the Amended and Restated 2007 Plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and /or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives. Stock unit awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended and Restated 2007 Plan, as may be determined by the committee; provided, however, that in all cases payment of stock unit award will be made within two and one-half months following the end of the tax year during which receipt of the stock unit award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Internal Revenue Code (as discussed below), except upon certain conditions.

Performance Award. A participant may be granted one or more performance awards under the Amended and Restated 2007 Plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended and Restated 2007 Plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Stock Bonuses. A participant may be granted one or more stock bonuses under the Amended and Restated 2007 Plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended and Restated 2007 Plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the stock bonus will be made within two and one-half months following the end of the tax year during which receipt of the stock bonus is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Change in Control. In the event a “change in control” of our company occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of stock unit awards and performance awards will lapse.

In addition, the committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance awards will receive, with respect to some or all of the shares subject to the performance awards, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.

For purposes of the Amended and Restated 2007 Plan a “change in control” of our company occurs upon:

•                  the sale, lease, exchange or other transfer of substantially all of the assets of our company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by our company;

•                  a merger or consolidation to which our company is a party if our stockholders immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors; or

•                  a change in control of our company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not our company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of the Amended and Restated 2007 Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board of Directors on the effective date of the Amended and Restated 2007 Plan cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the effective date of the Amended and Restated 2007 Plan whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors comprising the Board of Directors on the effective date of the 2007 plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board of Directors on the effective date of the Amended and Restated 2007 Plan.

Effect of Termination of Employment or Other Services.  If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below.  Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited.  Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the Amended and Restated 2007 Plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right).  Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited.

The committee may at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards, performance awards or stock bonuses then held by the participant to, terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be.

Forfeiture and Recoupment. If a participant is determined by the committee to have taken any action that would constitute “cause” or an “adverse action” during or within one year after the termination of the participant’s employment or other service with our company or a subsidiary, all rights of the participant under the Amended and Restated 2007 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the committee may require the participant to surrender and return to us any shares received, and/or to disgorge any profits or any other economic value made or realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards during or within one year after the termination of the participant’s employment or other service.  Additionally, as applicable, we may defer the exercise of any option or stock appreciation right for a period of up to six months after receipt of a participant’s written notice of exercise or the issuance of share certificates upon the vesting of any incentive award for a period of up to six months after the date of such vesting in order for the committee to make any determination as to the existence of cause or an adverse action.

“Cause,” with respect to any participant, means (i) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to our company or any subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the participant’s overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with us or any of our subsidiaries.

An “adverse action” includes any of the following actions or conduct that the committee determines to be injurious, detrimental, prejudicial or adverse to our interests: (i) disclosing any confidential information of our company or any subsidiary to any person not authorized to receive it; (ii) engaging, directly or indirectly, in any commercial activity that in the judgment of the committee competes with our business or the business of any of our subsidiaries; or (iii) interfering with our relationships or the relationships of our subsidiaries and our and their respective employees, independent contractors, customers, prospective customers and vendors.

In addition, if we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse us for the amount of any award received by such individual under the Amended and Restated 2005 Plan during the 12-month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement.

Dividend Rights.  Except as discussed above in connection with restricted stock awards, no adjustment will be made in the amount of cash payable or in the number of shares of our common stock issuable under incentive awards denominated in or based on the value of shares of our common stock as a result of cash dividends or distributions paid to stockholders generally at any time prior to the issuance of shares under incentive awards.

Term; Termination; Amendments.  Unless terminated earlier, the Amended and Restated 2007 Plan will terminate at midnight on January 19, 2021. Incentive awards outstanding at the time the Amended and Restated 2007 Plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms.  The Board may suspend or terminate the Amended and Restated 2007 Plan or any portion of the plan at any time.  In addition to the committee’s authority to amend the

Amended and Restated 2007 Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the Amended and Restated 2007 Plan from time to time in order that incentive awards under the Amended and Restated 2007 Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests; provided, however, that no amendments to the Amended and Restated 2007 Plan will be effective without stockholder approval, if it is required under Section 422 of the Internal Revenue Code or the Listing Rules of the NASDAQ Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the Amended and Restated 2007 Plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the Amended and Restated 2007 Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of our company.

Transferability.  In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.  However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the Amended and Restated 2007 Plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary.  Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships.  Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Attached as Exhibits 10.2, 10.3 and 10.4 to this report are forms of incentive award agreements that we expect to use in connection with the grant of incentive awards to certain recipients, including our executive officers, under the Amended and Restated 2007 Plan.

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of Northern Technologies International Corporation was held on January 20, 2011. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

	For	Against/Withheld	Abstain	Broker Non-Votes
Proposal One— Election of directors, each to serve for a term of one year
Pierre Chenu	1,334,129	11,350	—	2,081,577
Soo-Keong Koh	1,304,416	36,063	—	2,081,577
Sunggyu Lee, Ph.D	1,318,716	26,763	—	2,081,577
G. Patrick Lynch	1,320,979	24,500	—	2,081,577
Ramani Narayan, Ph.D.	1,318,316	27,163	—	2,081,577
Richard J. Nigon	1,334,129	11,350	—	2,081,577
Mark J. Stone	1,333,529	11,950	—	2,081,577

Proposal Two—Approval of the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan	1,261,200	77,981	6,298	2,081,577

	For	Against/Withheld	Abstain	Broker Non-Votes
Proposal Three—Ratification of the selection of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending August 31, 2011	2,925,978	313	—	—

Each proposal was approved by NTIC’s stockholders by the required vote.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (filed herewith)

10.2	Form of Incentive Stock Option Agreement for Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (filed herewith)

10.3	Form of Non-Statutory Stock Option Agreement for Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (filed herewith)

10.4	Form of Restricted Stock Agreement for Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated: January 24, 2011

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan	Filed herewith
10.2	Form of Incentive Stock Option Agreement for Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan	Filed herewith
10.3	Form of Non-Statutory Stock Option Agreement for Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan	Filed herewith
10.4	Form of Restricted Stock Agreement for Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan	Filed herewith